SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 13, 2002

FIRSTMERIT CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-10161	34-1339938

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification number)

III Cascade Plaza, 7th Floor Akron, Ohio (Address of Principal Executive Offices)	44308 (Zip Code)	(330) 996-6300 (Telephone Number)

FORM 8-K
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure
SIGNATURE
CERTIFICATION OF JOHN R. COCHRAN CEO
CERTIFICATION OF TERRANCE E. BICHSEL CFO

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

	99.1	Certification of John R. Cochran, Chief Executive Officer of FirstMerit Corporation, as required by 18 U.S.C. Section 1350, as adopted pursuant to the Sarbanes-Oxley Act of 2002.

	99.2	Certification of Terrence E. Bichsel, Chief Financial Officer of FirstMerit Corporation, as required by 18 U.S.C. Section 1350, as adopted pursuant to the Sarbanes-Oxley Act of 2002.

Item 9. Regulation FD Disclosure

FirstMerit Corporation is filing today with the Securities and Exchange Commission certifications of its Chief Executive Officer and Chief Financial Officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to the Sarbanes-Oxley Act of 2002, copies of which are included with this Form 8-K as Exhibits 99.1 and 99.2, respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FirstMerit Corporation

Dated:	August 13, 2002	By:	/s/ Terrence E. Bichsel, Terrence E. Bichsel, Executive Vice President and Chief Financial Officer